UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National Municipal
Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2020

Item 1. Reports to Stockholders

Annual report

Closed-end funds

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by logging into your Investor Center account at computershare.com/investor and going to “Communication Preferences” or by calling Computershare and speaking to a representative.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 866 437-0252. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds by Macquarie or your financial intermediary.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A. For more information, including press releases, please visit delawarefunds.com/closed-end.

Unless otherwise noted, views expressed herein are current as of March 31, 2020, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

All third-party marks cited are the property of their respective owners.

© 2020 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

April 7, 2020 (Unaudited)

Economic conditions

For most of the fiscal year ended March 31, 2020, the US economy continued along its steady growth path with historically low unemployment. In the second calendar quarter of 2019, the nation’s gross domestic product (GDP) – a measure of national economic output – rose by an annualized 2.0%, followed by expansions of 2.1% in both the year’s third and fourth quarters. Meanwhile, the US jobless rate remained at or near a 50-year low throughout 2019 and into early 2020.

Then, starting in February, global economic conditions dramatically worsened, as the full social and financial impact of the new coronavirus became increasingly evident. As quarantine orders mounted across the country and around the world, economic activity ground to a halt, and job losses grew by the millions.

Both the US Federal Reserve and the federal government took aggressive action to try to ease the damage. In early March, the Fed cut its benchmark short-term interest rate by 0.50 percentage points. Two weeks later, it followed that up with a reduction of another one percentage point, bringing the federal funds rate to essentially zero – matching the rate throughout most of the recovery from the 2008 financial crisis. Also, in late March, the federal government passed the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a $2 trillion economic stimulus bill centered on providing support to individuals and businesses hurt by the economic fallout.

Municipal bond market conditions

Overall, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, returned 3.85% for the fiscal year ended March 31, 2020.

Over those 12 months, however, municipal bond investors encountered two vastly different sets of market conditions. In the period between the start of the fiscal year and March 9, 2020, municipal bonds enjoyed robust performance amid healthy demand for tax-exempt securities coupled with relatively limited supply. In this environment, longer-duration, lower-rated securities generally outperformed their shorter-maturity, more highly rated counterparts, as many investors accepted greater interest rate risk and credit risk in exchange for higher yields. During this stretch, the municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, gained 8.40%.

Starting on March 10, however, conditions for investors in municipal bonds suddenly shifted. With mounting concern about the coronavirus, market volatility soared, liquidity dried up, and more highly leveraged institutional investors were forced to unload their municipal debt. Investors, eager for safety, bid up prices of more highly rated, shorter-term bonds, while lower-quality, longer-term issues lagged, reflecting their increased credit and duration risk. In the fiscal year’s final days, market conditions improved somewhat, and the Bloomberg Barclays Municipal Bond Index declined 4.20% from March 10 to March 31.

Looking at the full fiscal year, the following tables indicate how bonds with longer maturities outperformed their shorter-dated counterparts, while higher-rated issues fared better than their lower-rated counterparts.

The following tables show the returns experienced by municipal bonds of varying maturity lengths and credit ratings for the Funds’ fiscal year ended March 31, 2020:

Returns by maturity

1 year	+1.69%
3 years	+1.93%
10 years	+4.00%
22+ years	+4.91%

Returns by credit rating
AAA	+4.52%
AA	+4.30%
A	+3.45%
BBB	+1.13%

Source: Barclays.

A consistent management approach

Our approach for managing these three Funds remained generally consistent throughout the fiscal year, as it does regardless of the underlying market backdrop. Our approach continued to be bottom-up, meaning we select bonds for purchase on an issuer-by-issuer basis, based on our team’s thorough individual credit research. We regularly seek bonds that we believe offer the Funds’ shareholders an attractive trade-off between reward potential and risk.

Throughout the fiscal year, our default operating mode was to avoid actively selling bonds. This was because many of the Funds’ holdings were issued years ago at a time of higher interest rates. Thus, many of the Funds’ existing positions were more attractive to us than bonds available for purchase during the fiscal year, given the less compelling yields predominately offered by newer bonds.

Even as we continued to follow this approach throughout the 12 months, in March we sought to take advantage of the radically shifting market conditions. As conditions became more volatile and many bonds experienced rapidly rising yields, we looked for opportunities to sell existing holdings at a loss – which could be applied against future capital gains – and use the proceeds to buy higher yielding bonds with what we viewed as favorable underlying quality despite their near-term performance challenges. Our ability to execute this strategy varied by Fund due to supply constraints in their investment universes and differences in the composition of the Funds’ portfolios.

(continues)	1

Portfolio management review

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

We purchased Puerto Rican bonds during the fiscal year because, although they are presently in default, we believe they have relative value that will increase following their restructure.

Individual performance effects

For the full fiscal year, longer-duration bonds – those with more sensitivity to interest rates – outperformed bonds with shorter durations, and bonds with higher credit ratings outperformed lower-quality bonds. Many of the Funds’ strongest and weakest performers for the fiscal year reflected these performance trends.

For example, in Delaware Investments® National Municipal Income Fund, the strongest individual performers included bonds of Kaiser Foundation Hospitals (rated AA- and maturing in 2047) and California Educational Facilities Authority revenue bonds for Stanford University (rated AAA and maturing in 2049). These holdings, which returned roughly 17% and 14%, respectively, benefited from their long maturity dates and high credit ratings in a market environment that disproportionately rewarded securities with these characteristics.

The Fund’s weakest individual performers were lower-investment-grade continuing care retirement community issues of Cardinal Bay (Texas) and Great Lakes Senior Living Communities (Arizona). Many senior housing facilities, particularly those now actively seeking new residents, are encountering financial challenges as the coronavirus has impeded the ability of facilities to ramp up occupancy. The Cardinal Bay bonds declined close to 17% for the 12-month period, while the Great Lakes holding lost more than 16%.

In Delaware Investments Colorado Municipal Income Fund, Inc., the leading individual performer was a BBB-rated municipal lease bond issue of Denver Health and Hospital Authority. This holding returned close to 11% for the 12 months, partly reflecting the bonds’ relatively short duration, which proved desirable during the market volatility late in the Fund’s fiscal year. A short duration coupled with a relatively high credit rating also helped boost Grand River Hospital District bonds, which returned more than 10%.

Meanwhile, this Fund’s weakest performers included another continuing care retirement community holding, Frasier Meadows Manor, which had a sub-investment-grade credit rating and declined more than 11% for the fiscal year. The Fund’s position in Guam water and sewer bonds, with their lower-investment-grade credit rating, also limited performance. These securities lost more than 4%, with much of that decline coming during the March 2020 market volatility.

In Delaware Investments Minnesota Municipal Income Fund II, Inc., a position in CC-rated bonds for the Stride Academy charter school returned 30%, as investors perceived improving credit quality for the issuer. The Fund’s allocation to Fairview Health Services hospital bonds, maturing in 2048 and with an A+ credit rating from Standard & Poor’s, returned more than 9%.

The Fund’s weakest-performing holding was a position in Minnesota Senior Living continuing care retirement community bonds, which returned declined 32% for the Fund’s fiscal year, reflecting their lower-investment-grade credit rating, as well as the broad challenges facing senior housing issues. This Fund also saw underperformance from its holding in Academia Cesar Chavez charter school bonds, which fell close to 11%, as the issuer continued to experience subpar educational performance metrics.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Funds may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, regional, and other factors of that state than geographically diversified funds.

The Funds may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

The Funds’ use of leverage may expose common shareholders to additional volatility, and cause the Funds to incur certain costs. In the event that the Funds are unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch Ratings and Moody’s Investors Service, funding dividend payments or funding redemptions), the Funds will pay additional fees with respect to the leverage.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

LIBOR risk is the risk that potential changes related to the use of the London interbank offered rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. The abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Funds from executing advantageous investment decisions in a timely manner and could negatively impact the Funds’ abilities to achieve their investment objectives and the value of the Funds’ investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

The Bloomberg Barclays Municipal Bond Index measures the total return performance of the long-term investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

(continues)	3

Fund basics

Delaware Investments®

Colorado Municipal Income Fund, Inc.

As of March 31, 2020 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with the preservation of capital.

Total Fund net assets

$69 million

Number of holdings

120

Fund start date

July 29, 1993

NYSE American symbol

VCF

CUSIP number

246101109

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

As of March 31, 2020 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.

Total Fund net assets

$165 million

Number of holdings

208

Fund start date

Feb. 26, 1993

NYSE American symbol

VMM

CUSIP number

24610V103

Delaware Investments

National Municipal Income Fund

As of March 31, 2020 (Unaudited)

Fund objective

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital.

Total Fund net assets

$62 million

Number of holdings

174

Fund start date

Feb. 26, 1993

NYSE American symbol

VFL

CUSIP number

24610T108

Security type / sector / state allocations

As of March 31, 2020 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials.

Delaware Investments®

Colorado Municipal Income Fund, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	139.53%
Corporate Revenue Bonds	5.38%
Education Revenue Bonds	20.55%
Electric Revenue Bonds	3.97%
Healthcare Revenue Bonds	37.90%
Lease Revenue Bonds	4.25%
Local General Obligation Bonds	15.34%
Pre-Refunded/Escrowed to Maturity Bonds	15.93%
Special Tax Revenue Bonds	21.71%
State General Obligation Bonds	1.85%
Transportation Revenue Bonds	9.62%
Water & Sewer Revenue Bonds	3.03%
Short-Term Investment	0.14%
Total Value of Securities	139.67%
Liquidation Value of Preferred Stock	(43.30)%
Receivables and Other Assets Net of Liabilities	3.63%
Total Net Assets	100.00%
* As of the date of this report, Delaware Investments Colorado Municipal Income Fund, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Colorado	128.57%
Guam	1.97%
Puerto Rico	9.13%
Total Value of Securities	139.67%

Delaware Investments

Minnesota Municipal Income Fund II, Inc.

Security type / sector	Percentage of net assets
Municipal Bonds*	143.03%
Corporate Revenue Bonds	1.85%
Education Revenue Bonds	22.34%
Electric Revenue Bonds	15.68%
Healthcare Revenue Bonds	38.84%
Housing Revenue Bonds	1.73%
Lease Revenue Bonds	9.20%
Local General Obligation Bonds	15.91%
Pre-Refunded/Escrowed to Maturity Bonds	10.96%
Special Tax Revenue Bonds	3.10%
State General Obligation Bonds	12.35%
Transportation Revenue Bonds	7.86%
Water & Sewer Revenue Bonds	3.21%
Short-Term Investment	0.12%
Total Value of Securities	143.15%
Liquidation Value of Preferred Stock	(45.57)%
Receivables and Other Assets Net of Liabilities	2.42%
Total Net Assets	100.00%
* As of the date of this report, Delaware Investments Minnesota Municipal Income Fund II, Inc. held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Guam	0.61%
Minnesota	138.66%
Puerto Rico	3.88%
Total	143.15%

Security type / sector / state allocations

Delaware Investments®

National Municipal Income Fund

Security type / sector	Percentage of net assets
Municipal Bonds*	142.36%
Corporate Revenue Bonds	17.04%
Education Revenue Bonds	22.78%
Electric Revenue Bonds	4.85%
Healthcare Revenue Bonds	32.76%
Lease Revenue Bonds	7.72%
Local General Obligation Bonds	2.11%
Pre-Refunded/Escrowed to Maturity Bonds	3.92%
Special Tax Revenue Bonds	15.96%
State General Obligation Bonds	11.56%
Transportation Revenue Bonds	22.44%
Water & Sewer Revenue Bonds	1.22%
Short-Term Investments	2.25%
Total Value of Securities	144.61%
Liquidation Value of Preferred Stock	(48.32)%
Receivables and Other Assets Net of Liabilities	3.71%
Total Net Assets	100.00%

* As of the date of this report, Delaware Investments National Municipal Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

State / territory	Percentage of net assets
Alabama	0.82%
Arizona	4.69%
California	19.14%
Colorado	4.09%
District of Columbia	1.82%
Florida	6.74%
Georgia	2.80%
Guam	0.85%
Idaho	2.64%
Illinois	14.42%
Indiana	0.92%
Kansas	0.36%
Louisiana	5.13%
Maine	0.51%
Maryland	1.27%
Massachusetts	0.90%
Michigan	1.84%
Mississippi	2.26%
Missouri	2.77%
Montana	1.10%
Nebraska	0.43%
New Jersey	9.13%
New York	14.99%
Ohio	4.95%
Oregon	0.92%
Pennsylvania	15.96%
Puerto Rico	7.87%
Texas	9.23%
Utah	1.16%
Virginia	1.27%
Washington	0.44%
Wisconsin	2.78%
Wyoming	0.41%
Total Value of Securities	144.61%

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

March 31, 2020

	Principal Amount°	Value (US $)
Municipal Bonds – 139.53%
Corporate Revenue Bonds – 5.38%
Denver City & County (United Airlines Project) 5.00% 10/1/32 (AMT)	215,000	$213,031
Public Authority for Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	1,750,000	2,483,565
Public Authority for Colorado Energy Revenue 6.25% 11/15/28	865,000	1,031,149

		3,727,745

Education Revenue Bonds – 20.55%
Board of Trustees For Colorado Mesa University Enterprise Revenue Series B 5.00% 5/15/49	750,000	919,507
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	488,545
5.125% 11/1/49	765,000	809,064
144A 5.25% 7/1/46 #	500,000	484,050
(Academy Charter School Project) 5.50% 5/1/36 (AGC)	1,720,000	1,724,644
(Alexander Dawson School-Nevada Project) 5.00% 5/15/29	760,000	880,863
(Charter School - Atlas Preparatory School) 144A 5.25% 4/1/45 #	700,000	657,412
(Charter School - Community Leadership Academy) 7.45% 8/1/48	500,000	538,695
(Charter School - Peak to Peak Charter) 5.00% 8/15/34	1,000,000	1,101,310
(Improvement - Charter School - University Lab School Building) 5.00% 12/15/45	500,000	533,430
(Johnson & Wales University) Series A 5.25% 4/1/37	900,000	965,943
(Liberty Charter School) Series A 5.00% 1/15/44	1,000,000	1,067,640

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Colorado Educational & Cultural Facilities Authority Revenue
(Littleton Charter School Project) 4.375% 1/15/36 (AGC)	1,200,000	$1,200,768
(Loveland Classical Schools) 144A 5.00% 7/1/36 #	625,000	608,675
(Science Technology Engineering and Math (Stem) School Project) 5.00% 11/1/54	700,000	733,250
(Skyview Charter School) 144A 5.50% 7/1/49 #	750,000	747,765
(Vail Mountain School Project) 4.00% 5/1/46	25,000	23,759
(Windsor Charter Academy Project) 144A 5.00% 9/1/46 #	500,000	459,505
Colorado School of Mines Series B 5.00% 12/1/42	270,000	292,388

		14,237,213

Electric Revenue Bonds – 3.97%
City of Fort Collins Electric Utility Enterprise Revenue Series A 5.00% 12/1/42	500,000	612,560
City of Loveland Colorado Electric & Communications Enterprise Revenue Series A 5.00% 12/1/44	1,060,000	1,292,373
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	75,000	53,250
Series AAA 5.25% 7/1/25 ‡	40,000	28,500
Series CCC 5.25% 7/1/27 ‡	335,000	238,688
Series WW 5.00% 7/1/28 ‡	325,000	230,750
Series XX 4.75% 7/1/26 ‡	45,000	31,725
Series XX 5.25% 7/1/40 ‡	125,000	89,063
Series XX 5.75% 7/1/36 ‡	155,000	111,213
Series ZZ 4.75% 7/1/27 ‡	35,000	24,675
Series ZZ 5.25% 7/1/24 ‡	55,000	39,187

		2,751,984

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Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds – 37.90%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	2,000,000	$2,010,500
Colorado Health Facilities Authority Revenue (AdventHealth Obligated Group) Series A 4.00% 11/15/43	1,000,000	1,081,610
(Adventist Health System/Sunbelt Obligated Group) Series A 5.00% 11/15/48	1,000,000	1,114,530
(Bethesda Project) Series A1 5.00% 9/15/48	750,000	828,713
(Cappella of Grand Junction Project) 144A 5.00% 12/1/54 #	515,000	435,592
(Christian Living Community Project) 6.375% 1/1/41	615,000	635,682
(CommonSpirit Health)
Series A-1 4.00% 8/1/39	500,000	520,955
Series A-2 4.00% 8/1/49	2,500,000	2,470,425
Series A-2 5.00% 8/1/38	1,500,000	1,639,695
Series A-2 5.00% 8/1/39	1,500,000	1,636,545
Series A-2 5.00% 8/1/44	500,000	540,300
(Covenant Retirement Communities Inc.)
5.00% 12/1/35	1,000,000	1,042,040
Series A 5.75% 12/1/36	1,000,000	1,076,790
(Frasier Meadows Retirement Community Project)
Series A 5.25% 5/15/37	265,000	255,985
Series B 5.00% 5/15/48	340,000	297,803
(Healthcare Facilities – American Baptist) 8.00% 8/1/43	500,000	530,905
(Mental Health Center of Denver Project) Series A 5.75% 2/1/44	1,500,000	1,584,090
(National Jewish Health Project) 5.00% 1/1/27	500,000	520,250
(Sanford Health) Series A 5.00% 11/1/44	1,500,000	1,815,720
(SCL Health System)
Series A 4.00% 1/1/37	575,000	636,577
Series A 4.00% 1/1/38	1,950,000	2,146,619
Series A 4.00% 1/1/39	465,000	509,473

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Sunny Vista Living Center) Series A 144A 6.25% 12/1/50 #	505,000	$519,463
(Vail Valley Medical Center Project) 5.00% 1/15/35	1,250,000	1,482,750
(Valley View Hospital Association Project) Series A 4.00% 5/15/34	330,000	365,429
Denver Health & Hospital Authority Health Care Revenue Series A 4.00% 12/1/40	500,000	557,320

		26,255,761

Lease Revenue Bonds – 4.25%
Denver Health & Hospital Authority (550 ACOMA, Inc.) 4.00% 12/1/38	500,000	554,990
Pueblo County Certificates of Participation (County Judicial Complex Project) 5.00% 9/15/42 (AGM)	1,250,000	1,340,587
State of Colorado Department of Transportation Certificates of Participation
5.00% 6/15/34	340,000	402,665
5.00% 6/15/36	545,000	643,345

		2,941,587

Local General Obligation Bonds – 15.34%
Adams & Weld Counties School District No 27J Brighton 4.00% 12/1/30	700,000	788,851
Arapahoe County School District No. 6 Littleton Series A 5.50% 12/1/38	650,000	828,041
Beacon Point Metropolitan District 5.00% 12/1/30 (AGM)	600,000	704,610
Boulder Valley School District No RE-2 Boulder Series A 4.00% 12/1/48	500,000	568,275

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	$658,183
Eaton Area Park & Recreation District
5.25% 12/1/34	190,000	192,956
5.50% 12/1/38	245,000	250,084
Grand River Hospital District 5.25% 12/1/37 (AGM)	675,000	838,661
Jefferson County School District No. R-1 5.25% 12/15/24	750,000	889,133
Sierra Ridge Metropolitan District No. 2 Series A 5.50% 12/1/46	500,000	496,280
Weld County School District No. RE-1 5.00% 12/15/30 (AGM)	500,000	605,875
Weld County School District No. RE-2 Eaton Series 2 5.00% 12/1/44	1,250,000	1,571,000
Weld County School District No. RE-3J 5.00% 12/15/34 (BAM)	1,000,000	1,200,500
Weld County School District No. RE-8
5.00% 12/1/31	510,000	621,404
5.00% 12/1/32	340,000	413,549

		10,627,402

Pre-Refunded/Escrowed to Maturity Bonds – 15.93%
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.00% 2/1/41-21§	2,400,000	2,463,984
(Evangelical Lutheran Good Samaritan Society)
5.00% 6/1/28-23§	1,250,000	1,393,300
5.50% 6/1/33-23§	2,000,000	2,260,180
5.625% 6/1/43-23§	1,000,000	1,133,950
Colorado School of Mines Series B 5.00% 12/1/42-22§	1,115,000	1,227,905

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Regional Transportation District Sales Tax Revenue (FasTracks Project) Series A 5.00% 11/1/38-20§	2,500,000	$2,557,575

		11,036,894

Special Tax Revenue Bonds – 21.71%
Central Platte Valley Metropolitan District 5.00% 12/1/43	375,000	379,856
Commerce City 5.00% 8/1/44 (AGM)	1,000,000	1,120,580
Fountain Urban Renewal Authority Tax Increment Revenue (Academy Highlands Project) Series A 5.50% 11/1/44	655,000	641,998
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	435,000	431,372
Series A 5.25% 1/1/36	565,000	569,153
Lincoln Park Metropolitan District 5.00% 12/1/46 (AGM)	500,000	592,175
Prairie Center Metropolitan District No. 3 Series A 144A 5.00% 12/15/41 #	500,000	481,375
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 4.55% 7/1/40	1,000,000	949,150
Series A-1 4.75% 7/1/53	2,290,000	2,162,126
Series A-1 5.00% 7/1/58	1,110,000	1,082,195
Regional Transportation District Revenue
Series A 5.375% 6/1/31	460,000	463,077
(Denver Transit Partners) 6.00% 1/15/41	2,175,000	2,188,311
Regional Transportation District Sales Tax Revenue (FasTracks Project)
Series A 5.00% 11/1/30	330,000	401,993
Series A 5.00% 11/1/31	755,000	917,604
Solaris Metropolitan District No. 3 (Limited Tax Convertible) Series A 5.00% 12/1/46	500,000	504,100

(continues)	9

Schedules of investments

Delaware Investments® Colorado Municipal Income Fund, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Southlands Metropolitan District No. 1
Series A1 5.00% 12/1/37	200,000	$206,166
Series A1 5.00% 12/1/47	300,000	304,368
Sterling Ranch Community Authority Board Series A 5.75% 12/1/45	525,000	539,406
Tallyn’s Reach Metropolitan District No. 3 (Limited Tax Convertible) 5.125% 11/1/38	295,000	295,614
Thornton Development Authority (East 144th Avenue & I-25 Project)
Series B 5.00% 12/1/35	265,000	304,151
Series B 5.00% 12/1/36	440,000	504,583

		15,039,353

State General Obligation Bonds – 1.85%
Commonwealth of Puerto Rico (General Obligation Bonds)
Series A 5.00% 7/1/41 ‡	305,000	186,050
Series A 5.375% 7/1/33 ‡	305,000	207,781
Series A 8.00% 7/1/35 ‡	535,000	322,337
Series B 5.75% 7/1/38 ‡	440,000	294,800
Series C 6.00% 7/1/39 ‡	400,000	272,000

		1,282,968

Transportation Revenue Bonds – 9.62%
Colorado High Performance Transportation Enterprise Revenue (Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	1,110,000	1,148,872
C-470 Express Lanes 5.00% 12/31/56	1,000,000	1,015,960
Denver City & County Airport System Revenue
Series A 5.00% 11/15/30 (AMT)	750,000	887,805
Series A 5.00% 12/1/48 (AMT)	1,000,000	1,150,250
Series B 5.00% 11/15/37	2,000,000	2,150,440

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
E-470 Public Highway Authority Series C 5.25% 9/1/25	310,000	$314,607

		6,667,934

Water & Sewer Revenue Bonds – 3.03%
Arapahoe County Water & Wastewater Authority Revenue Series A 4.00% 12/1/39	1,250,000	1,477,875
Dominion Water & Sanitation District, Colorado 6.00% 12/1/46	250,000	260,203
Guam Government Waterworks Authority Revenue 5.00% 7/1/40	360,000	362,912

		2,100,990

Total Municipal Bonds (cost $94,310,234)		96,669,831

Short-Term Investment – 0.14%
Variable Rate Demand Note – 0.14%¤
Denver City & County Series A1 0.75% 12/1/29 (SPA – JPMorgan Chase Bank, N.A.)	100,000	100,000

Total Short-Term Investment (cost $100,000)		100,000

Total Value of Securities – 139.67% (cost $94,410,234)		$96,769,831

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2020, the aggregate value of Rule 144A securities was $4,882,382, which represents 7.05% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2020.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.

Summary of abbreviations:

AGC – Insured by Assured Guaranty Corporation

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Build America Mutual Assurance Company

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

11

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

March 31, 2020

	Principal Amount°	Value (US $)
Municipal Bonds – 143.03%
Corporate Revenue Bonds – 1.85%
Minneapolis Community Planning & Economic Development Department (Limited Tax Supported Common Bond Fund) 6.25% 12/1/30	1,000,000	$1,032,800
St. Paul Port Authority Solid Waste Disposal Revenue (Gerdau St. Paul Steel Mill Project) Series 7 144A 4.50% 10/1/37 (AMT) #	2,100,000	2,006,823

		3,039,623

Education Revenue Bonds – 22.34%
Bethel Charter School Lease Revenue (Spectrum High School Project) Series A 4.375% 7/1/52	1,100,000	1,124,651
Brooklyn Park Charter School Lease Revenue
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	990,000	901,791
Series A 5.00% 3/1/39	170,000	147,285
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/29	270,000	276,510
Series A 5.00% 7/1/45	445,000	434,365
Deephaven Charter School
(Eagle Ridge Academy Project)
Series A 5.25% 7/1/37	590,000	602,142
Series A 5.25% 7/1/40	500,000	507,510
Duluth Housing & Redevelopment Authority (Duluth Public Schools Academy Project) Series A 5.00% 11/1/48	1,200,000	1,133,772
Forest Lake Minnesota Charter School Revenue
(Lake International Language Academy)
Series A 5.375% 8/1/50	915,000	911,532
Series A 5.75% 8/1/44	705,000	722,547
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/34	255,000	254,209

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Hugo Charter School Lease Revenue (Noble Academy Project) Series A 5.00% 7/1/44	775,000	$732,297
Minneapolis Charter School Lease Revenue
(Hiawatha Academies Project)
Series A 5.00% 7/1/36	750,000	751,537
Series A 5.00% 7/1/47	900,000	873,855
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	205,000	207,595
5.50% 8/1/49	990,000	1,008,216
Minnesota Higher Education Facilities Authority Revenue (Bethel University) 5.00% 5/1/47	1,250,000	1,308,987
(Carleton College)
4.00% 3/1/36	485,000	550,039
5.00% 3/1/44	905,000	1,082,299
(College of St. Benedict)
4.00% 3/1/36	410,000	409,537
(Gustavus Adolphus College) 5.00% 10/1/47	2,600,000	2,934,490
(Macalester College)
4.00% 3/1/42	900,000	994,023
4.00% 3/1/48	600,000	658,362
(St. Catherine University)
Series A 4.00% 10/1/38	920,000	921,334
Series A 5.00% 10/1/45	785,000	849,237
(St. Johns University)
Series 8-I 5.00% 10/1/31	235,000	266,203
Series 8-I 5.00% 10/1/34	35,000	39,141
(St. Olaf College) Series 8-N 4.00% 10/1/35	590,000	657,289
(Trustees Of The Hamline University Of Minnesota)
Series B 5.00% 10/1/47	1,055,000	1,104,005
(University of St. Thomas)
4.00% 10/1/32	250,000	279,507
4.00% 10/1/44	645,000	695,091
5.00% 10/1/40	750,000	877,057
Series 7-U 5.00% 4/1/22	750,000	797,325

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue (University of St. Thomas) Series A 4.00% 10/1/37	500,000	$540,100
Otsego Charter School
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	230,000	219,967
Series A 5.00% 9/1/44	400,000	357,988
Rice County Educational Facilities Revenue (Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	1,250,000	1,262,050
St. Cloud Charter School Lease Revenue (Stride Academy Project) Series A 5.00% 4/1/46	375,000	255,000
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	825,000	716,438
(Great River School Project)
Series A 144A 4.75% 7/1/29 #	200,000	198,510
Series A 144A 5.50% 7/1/38 #	240,000	237,257
(Nova Classical Academy Project)
Series A 4.125% 9/1/47	750,000	750,975
Series A 6.375% 9/1/31	750,000	788,138
(Twin Cities Academy Project) Series A 5.30% 7/1/45	630,000	625,609
University of Minnesota
Series A 5.00% 9/1/40	1,240,000	1,507,518
Series A 5.00% 9/1/42	2,000,000	2,423,260
Series A 5.00% 4/1/44	1,500,000	1,871,745

		36,768,295

Electric Revenue Bonds – 15.68%
Central Minnesota Municipal Power Agency Revenue (Brookings Southeast Twin Cities Transportation) 5.00% 1/1/32	1,130,000	1,201,506

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Central Minnesota Municipal Power Agency Revenue (Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,000,000	$1,058,810
Chaska Electric Revenue Series A 5.00% 10/1/28	445,000	522,350
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/25	500,000	577,535
5.00% 10/1/26	500,000	576,590
5.00% 10/1/27	320,000	367,814
5.00% 10/1/47	1,755,000	2,044,961
Northern Municipal Power Agency
Series A 5.00% 1/1/26	100,000	109,438
Series A 5.00% 1/1/30	340,000	369,974
Puerto Rico Electric Power Authority Revenue
Series A 5.05% 7/1/42 ‡	175,000	124,250
Series AAA 5.25% 7/1/25 ‡	100,000	71,250
Series CCC 5.25% 7/1/27 ‡	800,000	570,000
Series WW 5.00% 7/1/28 ‡	770,000	546,700
Series XX 4.75% 7/1/26 ‡	105,000	74,025
Series XX 5.25% 7/1/40 ‡	300,000	213,750
Series XX 5.75% 7/1/36 ‡	375,000	269,063
Series ZZ 4.75% 7/1/27 ‡	85,000	59,925
Series ZZ 5.25% 7/1/24 ‡	140,000	99,750
Rochester Electric Utility Revenue
Series A 5.00% 12/1/42	605,000	711,165
Series A 5.00% 12/1/47	985,000	1,153,849
Series B 5.00% 12/1/30	1,300,000	1,459,094
Series B 5.00% 12/1/43	1,000,000	1,117,070
Southern Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/41	240,000	276,149
Series A 5.00% 1/1/47	1,650,000	1,963,484
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
Series A 4.00% 10/1/33	285,000	317,846
Series B 4.00% 10/1/37	800,000	879,488

(continues)	13

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/25	3,000,000	$3,299,340
Series A 5.00% 1/1/26	1,000,000	1,098,930
Series A 5.00% 1/1/49	3,860,000	4,675,000

		25,809,106

Healthcare Revenue Bonds – 38.84%
Anoka Health Care Facilities Revenue 5.375% 11/1/34	610,000	611,074
Apple Valley Senior Housing Revenue
(PHS Senior Housing, Inc. Orchard Path Project)
4.50% 9/1/53	1,160,000	1,082,245
5.00% 9/1/58	1,605,000	1,607,953
Apple Valley Senior Living Revenue
(Senior Living LLC Project)
Series B 5.00% 1/1/47	750,000	488,445
Series D 7.00% 1/1/37	720,000	590,076
Series D 7.25% 1/1/52	1,000,000	786,720
Bethel Housing & Health Care Facilities Revenue (Benedictine Health System- St. Peter Communities Project) Series A 5.50% 12/1/48	500,000	440,605
Center City Health Care Facilities Revenue (Hazelden Betty Ford Foundation Project) 5.00% 11/1/27	500,000	561,110
City of Bethel (The Lodge at Lakes at Stillwater Project) 5.25% 6/1/58	1,775,000	1,774,876
City of Center City, Minnesota Healthcare Facilities Revenue Refunding (Hazelden Betty Ford Foundation Project) 4.00% 11/1/41	200,000	219,756
City of Crookston, Minnesota Health Care Facilities Revenue (Riverview Health Project) 5.00% 5/1/51	1,390,000	1,500,088

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Cloquet Housing Facilities Revenue (HADC Cloquet Project) Series A 5.00% 8/1/48	500,000	$454,305
Dakota County Community Development Agency Senior Housing Revenue
(Walker Highview Hills Project)
Series A 144A 5.00% 8/1/46 #	370,000	367,828
Series A 144A 5.00% 8/1/51 #	755,000	738,579
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	280,000	249,438
Series A 5.00% 4/1/40	270,000	238,510
Duluth Economic Development Authority (Essentia Health Obligated Group) Series A 5.00% 2/15/48	1,810,000	2,086,586
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	2,000,000	2,111,440
6.00% 6/15/39	1,000,000	1,056,450
Hayward (American Baptist Homes Midwest) 5.75% 2/1/44	500,000	468,590
Hayward Health Care Facilities Revenue (St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	260,000	235,271
Maple Grove Health Care Facilities Revenue (Maple Grove Hospital Corporation) 4.00% 5/1/37	1,000,000	1,059,170
(North Memorial Health Care) 5.00% 9/1/30	865,000	1,004,663
Maple Plain Senior Housing & Health Care Revenue (Haven Homes Project) 5.00% 7/1/54	1,500,000	1,440,555
Minneapolis Health Care System Revenue

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
(Fairview Health Services)
Series A 4.00% 11/15/48	2,855,000	$3,139,815
Series A 5.00% 11/15/33	500,000	588,605
Series A 5.00% 11/15/34	500,000	587,255
Series A 5.00% 11/15/49	2,000,000	2,384,660
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter)
5.25% 11/1/45	850,000	827,789
5.375% 11/1/50	200,000	196,600
(Ecumen-Abiitan Mill City Project) 5.00% 11/1/35	220,000	217,413
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series A 5.00% 11/15/29	585,000	717,140
Rochester Health Care & Housing Revenue (The Homestead at Rochester Project) Series A 6.875% 12/1/48	1,220,000	1,250,085
Rochester Health Care Facilities Revenue (Mayo Clinic) 4.00% 11/15/41	4,860,000	5,083,852
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
5.25% 9/1/30	1,000,000	1,004,000
Series A 5.30% 9/1/37	600,000	603,690
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	205,000	219,510
5.00% 9/1/34	165,000	183,761
St. Cloud Health Care Revenue
(Centracare Health System Project)
4.00% 5/1/49	1,585,000	1,704,351
5.00% 5/1/48	3,150,000	3,690,131
St. Cloud Health Care Revenue

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
(Centracare Health System Project)
Series A 4.00% 5/1/37	1,295,000	$1,408,986
Series A 5.00% 5/1/46	4,800,000	5,429,808
Series B 5.00% 5/1/24	1,400,000	1,599,948
(Unrefunded – Centracare Health System Project)
5.125% 5/1/30	95,000	95,275
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue (Fairview Health Services)
Series A 4.00% 11/15/43	905,000	1,003,536
Series A 5.00% 11/15/47	680,000	803,583
(Health Partners Obligation Group Project)
5.00% 7/1/29	2,000,000	2,326,420
Series A 5.00% 7/1/32	1,100,000	1,262,261
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Episcopal Homes Project)
5.125% 5/1/48	1,200,000	1,061,160
Series A 4.75% 11/1/31	740,000	673,925
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
3.75% 8/1/37	500,000	447,935
4.00% 8/1/38	250,000	229,508
4.00% 8/1/44	350,000	306,401
5.00% 8/1/54	400,000	398,020
Winona Health Care Facilities Revenue
(Winona Health Obligation)
4.65% 7/1/26	465,000	476,876
4.75% 7/1/27	785,000	806,242
5.00% 7/1/34	750,000	770,993
Woodbury Housing & Redevelopment Authority Revenue (St. Therese of Woodbury) 5.125% 12/1/44	1,250,000	1,253,763

		63,927,630

(continues)	15

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Housing Revenue Bonds – 1.73%
Minnesota Housing Finance Agency (Non Ace - State Appropriated Housing) 5.00% 8/1/33	1,390,000	$1,589,215
Minnesota State Housing Finance Agency Homeownership (Mortgage-Backed Securities Program) 4.40% 7/1/32 (GNMA) (FNMA)	675,000	693,468
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program) 5.50% 7/1/45	560,000	570,987

		2,853,670

Lease Revenue Bonds – 9.20%
Minnesota State General Fund Revenue Appropriations
Series A 5.00% 6/1/32	780,000	857,852
Series A 5.00% 6/1/38	5,500,000	6,004,515
Series A 5.00% 6/1/43	1,750,000	1,902,093
Minnesota State Housing Finance Agency (Non Ace – State Appropriated Housing) Series C 5.00% 8/1/36	1,000,000	1,139,270
University of Minnesota Special Purpose Revenue
(State Supported Biomed Science Research)
5.00% 8/1/35	1,040,000	1,052,386
5.00% 8/1/36	4,000,000	4,189,080

		15,145,196

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds – 15.91%
Brainerd Independent School District No. 181
(General Obligation School Building Bonds)
Series A 4.00% 2/1/38	1,500,000	$1,672,920
Series A 4.00% 2/1/43	1,500,000	1,659,255
Burnsville-Eagan-Savage Independent School District No. 191 (Alternative Facilities) Series A 4.00% 2/1/28	1,185,000	1,313,750
Duluth Independent School District No. 709 Series A 4.00% 2/1/27	600,000	671,886
Duluth, Minnesota (Improvement DECC) Series A 5.00% 2/1/34	545,000	641,825
Edina Independent School District No. 273 Series A 5.00% 2/1/27	1,500,000	1,760,115
Hennepin County
Series A 5.00% 12/1/36	1,190,000	1,437,377
Series A 5.00% 12/1/37	1,240,000	1,536,323
Series A 5.00% 12/1/41	1,060,000	1,267,071
Hopkins Independent School District No. 270 Series A 5.00% 2/1/28	1,000,000	1,030,700
Mahtomedi Independent School District No. 832 (School Building) Series A 5.00% 2/1/28	515,000	603,513
Minneapolis Special School District No. 1
Series A 4.00% 2/1/36	190,000	220,358
Series A 4.00% 2/1/37	250,000	289,120
Series A 4.00% 2/1/38	260,000	299,523
Series B 4.00% 2/1/36	400,000	463,912
Series B 4.00% 2/1/37	530,000	612,934
Series B 4.00% 2/1/38	550,000	633,605
Mounds View Independent School District No. 621 (School Building) Series A 4.00% 2/1/43	2,000,000	2,220,360
St. Michael-Albertville Independent School District No. 885 (School Building) Series A 5.00% 2/1/27	1,300,000	1,554,826

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds (continued)
St. Paul Independent School District No. 625 (School Building) Series B 5.00% 2/1/26	1,000,000	$1,102,660
White Bear Lake Independent School District No. 624 Series A 3.00% 2/1/43	2,595,000	2,705,417
Willmar (Rice Memorial Hospital Project) Series A 4.00% 2/1/32	2,440,000	2,480,187

		26,177,637

Pre-Refunded/Escrowed to Maturity Bonds – 10.96%
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue (City of Bloomington) Series B 8.375% 9/1/21 (GNMA) (AMT)	7,055,000	7,712,032
Deephaven Charter School (Eagle Ridge Academy Project) Series A 5.50% 7/1/43-23 §	500,000	566,720
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue (Children’s Health Care Facilities) Series A1 5.00% 8/15/34-20 (AGM) §	500,000	507,145
Minnesota Higher Education Facilities Authority Revenue (St. Catherine University) Series 7-Q 5.00% 10/1/32-22 §	700,000	767,431
St. Paul Housing & Redevelopment Authority Hospital Facility
(Healtheast Care System Project)
Series A 5.00% 11/15/29-25 §	395,000	475,375
Series A 5.00% 11/15/30-25 §	290,000	349,009
University of Minnesota
Series D 5.00% 12/1/36-21 §	2,655,000	2,827,495

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Western Minnesota Municipal Power Agency Supply Revenue
Series A 5.00% 1/1/33-24 §	1,000,000	$1,138,420
Series A 5.00% 1/1/40-24 §	750,000	853,815
Series A 5.00% 1/1/46-24 §	2,500,000	2,846,050

		18,043,492

Special Tax Revenue Bonds – 3.10%
Guam Government Business Privilege Tax Revenue Series A 5.25% 1/1/36	150,000	151,103
Minneapolis Revenue (YMCA Greater Twin Cities Project) 4.00% 6/1/29	165,000	184,666
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 4.55% 7/1/40	1,250,000	1,186,437
Series A-1 4.75% 7/1/53	1,000,000	944,160
Series A-1 5.00% 7/1/58	1,600,000	1,559,920
St. Paul Sales Tax Revenue Series G 5.00% 11/1/30	935,000	1,073,090

		5,099,376

State General Obligation Bonds – 12.35%
Commonwealth of Puerto Rico (Public Improvement) Series B 5.75% 7/1/38 ‡	985,000	659,950
Minnesota State
Series A 5.00% 8/1/29	700,000	834,505
Series E 5.00% 10/1/26	1,480,000	1,830,286
(State Trunk Highway)
Series B 5.00% 10/1/22	5,500,000	5,820,595
Series B 5.00% 10/1/29	3,315,000	3,499,049
Minnesota State (Various Purposes)
Series A 5.00% 8/1/38	500,000	627,020
Series D 5.00% 8/1/24	2,635,000	2,668,675
Series F 5.00% 10/1/22	4,000,000	4,386,280

		20,326,360

(continues)	17

Schedules of investments

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds – 7.86%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue (Subordinate)
Series A 5.00% 1/1/31	410,000	$489,905
Series A 5.00% 1/1/32	1,255,000	1,496,261
Series A 5.00% 1/1/49	2,000,000	2,399,940
Series B 5.00% 1/1/26	540,000	569,738
Series B 5.00% 1/1/26 (AMT)	500,000	549,850
Series B 5.00% 1/1/27	1,190,000	1,255,533
Series B 5.00% 1/1/30	500,000	527,005
Series B 5.00% 1/1/31	250,000	263,547
Series C 5.00% 1/1/33	2,000,000	2,379,920
Series C 5.00% 1/1/36	1,000,000	1,180,040
Series C 5.00% 1/1/46	1,245,000	1,444,673
St. Paul Port Authority Revenue (Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	380,000	382,675

		12,939,087

Water & Sewer Revenue Bonds – 3.21%
Guam Government Waterworks Authority 5.00% 7/1/40	840,000	846,796
Metropolitan Council Waste Water Revenue
Series B 4.00% 9/1/27	1,145,000	1,220,891
Series C 4.00% 3/1/31	1,355,000	1,578,074
Series C 4.00% 3/1/32	1,405,000	1,630,727

		5,276,488

Total Municipal Bonds (cost $229,560,590)		235,405,960

Short-Term Investment – 0.12%
Variable Rate Demand Note – 0.12%¤
Minneapolis Health Care System Revenue Series C (Fairview Health Services) 0.60% 11/15/48 (LOC – Wells Fargo Bank N.A.)	200,000	200,000

Total Short-Term Investment (cost $200,000)		200,000

Total Value of Securities – 143.15% (cost $229,760,590)	$235,605,960

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2020, the aggregate value of Rule 144A securities was $4,811,047, which represents 2.92% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2020.

§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FNMA – Federal National Mortgage Association Collateral

GNMA – Government National Mortgage Association Collateral

LOC – Letter of Credit

N.A. – National Association

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Investments® National Municipal Income Fund

March 31, 2020

	Principal Amount°	Value (US $)
Municipal Bonds – 142.36%
Corporate Revenue Bonds – 17.04%
Buckeye Tobacco Settlement Financing Authority (Senior) Series A-2 3.00% 6/1/48	1,000,000	$936,480
Series A-2 4.00% 6/1/48	1,000,000	1,073,400
Central Plains Energy Project Revenue, Nebraska (Project No. 3) Series A 5.00% 9/1/36	225,000	267,228
Commonwealth Financing Authority Revenue, Pennsylvania (Tobacco Master Settlement Payment) 4.00% 6/1/39 (AGM)	1,015,000	1,106,563
Florida Development Finance Surface Transportation Facilities Revenue (Virgin Trains USA Passenger Rail Project) Series A 144A 6.50% 1/1/49 (AMT)#●	475,000	420,057
Golden State Tobacco Securitization, California Series A-1 5.00% 6/1/47	250,000	240,575
Louisiana Local Government Environmental Facilities & Community Development Authority (Westlake Chemical) Series A 6.50% 8/1/29	645,000	646,529
Series A-1 6.50% 11/1/35	255,000	255,566
M-S-R Energy Authority, California Gas Series B 6.50% 11/1/39	250,000	350,245
Series C 7.00% 11/1/34	1,000,000	1,385,050
New York Liberty Development Revenue (Bank of America Tower at One Bryant Park Project) 2.625% 9/15/69	250,000	238,705
2.80% 9/15/69	630,000	601,518
New York Transportation Development (Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project) 4.00% 1/1/36 (AMT)	750,000	712,507

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Corporate Revenue Bonds (continued)
Shoals, Indiana (National Gypsum Project) 7.25% 11/1/43 (AMT)	310,000	$323,308
Suffolk County, New York Tobacco Asset Securitization Series B 5.00% 6/1/32	750,000	768,173
Tobacco Settlement Financing Corporation, Louisiana Asset-Backed Note Series A 5.25% 5/15/35	460,000	488,304
Tobacco Settlement Financing Corporation, New Jersey Series A 5.00% 6/1/46	130,000	133,186
Series B 5.00% 6/1/46	335,000	322,903
TSASC Revenue, New York (Settlement) Series A 5.00% 6/1/41	60,000	62,905
Valparaiso, Indiana (Pratt Paper Project) 7.00% 1/1/44 (AMT)	240,000	249,547

		10,582,749

Education Revenue Bonds – 22.78%
Arizona Industrial Development Authority Revenue (American Charter Schools Foundation Project) 144A 6.00% 7/1/47 #	330,000	340,514
California Educational Facilities Authority Revenue (Loma Linda University) Series A 5.00% 4/1/47	500,000	557,335
(Stanford University) Series V-1 5.00% 5/1/49	1,000,000	1,543,570
East Hempfield Township, Pennsylvania Industrial Development Authority (Student Services Income - Student Housing Project) 5.00% 7/1/35	1,000,000	1,045,050
Health & Educational Facilities Authority of the State of Missouri (St. Louis College of Pharmacy Project) 5.25% 5/1/33	500,000	528,030

(continues)	19

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Illinois Finance Authority Revenue (CHF - Chicago, L.L.C. - University Of Illinois at Chicago Project) Series A 5.00% 2/15/50	460,000	$493,037
(Chicago International Charter School Project) 5.00% 12/1/47	535,000	561,049
Louisiana Public Facilities Authority Revenue (Provident Group-Flagship Properties) Series A 5.00% 7/1/56	500,000	569,005
Massachusetts Development Finance Agency (Umass Boston Student Housing Project) 5.00% 10/1/48	285,000	295,838
New Hope, Texas Cultural Education Facilities (Chief-Collegiate Housing- Tarleton St.) Series A 5.00% 4/1/34	1,000,000	1,049,520
New York City, New York Trust For Cultural Resources (Whitney Museum of American Art) 5.00% 7/1/31	500,000	513,700
Philadelphia, Pennsylvania Authority for Industrial Development (1st Philadelphia Preparatory College) Series A 7.25% 6/15/43	370,000	401,021
Phoenix, Arizona Industrial Development Authority Revenue (Rowan University Project) 5.00% 6/1/42	1,000,000	1,042,230
Pima County, Arizona Industrial Development Authority Education Revenue (Edkey Charter School Project) 6.00% 7/1/48	500,000	433,565
Private Colleges & Universities Authority Revenue, Georgia (Mercer University) Series A 5.00% 10/1/32	135,000	138,744

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
Swarthmore Borough Authority, Pennsylvania (Swarthmore College Project) 5.00% 9/15/32	490,000	$550,706
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	600,000	608,706
University of California Series AI 5.00% 5/15/32	1,000,000	1,102,960
Series AZ 5.25% 5/15/58	465,000	567,900
University of Texas System Revenue Financing System Bonds Series B 5.00% 8/15/49	1,000,000	1,545,700
Wyoming Community Development Authority Student Housing Revenue (CHF-Wyoming LLC) 6.50% 7/1/43	250,000	257,043

		14,145,223

Electric Revenue Bonds – 4.85%
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33	355,000	395,019
Long Island Power Authority, New York Electric System Revenue 5.00% 9/1/47	305,000	355,511
Series A 5.00% 9/1/44	250,000	277,777
Series B 5.00% 9/1/46	130,000	149,487
Municipal Electric Authority of Georgia (Plant Vogtle Units 3&4 Project) Series A 5.00% 1/1/56	400,000	440,468
Philadelphia, Pennsylvania Gas Works Revenue (1998 General Ordinance Fifteenth Series) 5.00% 8/1/47	500,000	586,000
Puerto Rico Electric Power Authority Revenue Series A 5.05% 7/1/42 ‡	70,000	49,700
Series AAA 5.25% 7/1/25 ‡	40,000	28,500
Series CCC 5.25% 7/1/27 ‡	315,000	224,437
Series WW 5.00% 7/1/28 ‡	305,000	216,550
Series XX 4.75% 7/1/26 ‡	40,000	28,200

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Electric Revenue Bonds (continued)
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40 ‡	120,000	$85,500
Series XX 5.75% 7/1/36 ‡	150,000	107,625
Series ZZ 4.75% 7/1/27 ‡	35,000	24,675
Series ZZ 5.25% 7/1/24 ‡	55,000	39,187

		3,008,636

Healthcare Revenue Bonds – 32.76%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama (Methodist Home for the Aging) 6.00% 6/1/50	500,000	512,090
Allegheny County Hospital, Pennsylvania Development Authority (Allegheny Health Network Obligated Group Issue) Series A 4.00% 4/1/44	300,000	313,593
Arizona Industrial Development Authority Revenue (Great Lakes Senior Living Communities LLC Project) Series A 5.00% 1/1/54	190,000	161,418
Series B 5.00% 1/1/49	70,000	60,035
Series B 5.125% 1/1/54	85,000	72,660
Berks County, Pennsylvania Industrial Development Authority Revenue (Tower Health Project) 5.00% 11/1/50	1,000,000	1,143,580
Brookhaven Development Authority Revenue, Georgia (Children’s Healthcare of Atlanta) Series A 4.00% 7/1/49	30,000	32,062
California Health Facilities Financing Authority Revenue (Kaiser Permanente) Series A-2 5.00% 11/1/47	400,000	628,744
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series A 144A 5.25% 12/1/56 #	760,000	809,598

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Capital Trust Agency, Florida (Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	375,000	$295,013
Colorado Health Facilities Authority Revenue (CommonSpirit Health) Series A-2 5.00% 8/1/44	1,000,000	1,080,600
(Healthcare Facilities - American Baptist) 8.00% 8/1/43	330,000	350,397
(Sanford Health) Series A 5.00% 11/1/44	500,000	605,240
Cuyahoga County, Ohio Hospital Revenue (The Metrohealth System) 5.50% 2/15/57	1,000,000	1,065,030
Escambia County Health Facilities Authority Revenue (Healthcare Facilities - Baptist) Series A 4.00% 8/15/50 AGM	540,000	567,146
Idaho Health Facilities Authority Revenue (St. Luke’s Health System Project) Series A 5.00% 3/1/33	1,250,000	1,521,387
Kalispell, Montana (Immanuel Lutheran Corporation Project) Series A 5.25% 5/15/37	700,000	682,976
Maine Health & Higher Educational Facilities Authority Revenue (Maine General Medical Center) 6.75% 7/1/41	300,000	316,596
Maryland Health & Higher Educational Facilities Authority (University Of Maryland Medical System Issue) Series D 4.00% 7/1/48	255,000	266,444
Miami-Dade County, Florida Health Facilities Authority Revenue (Nicklaus Children’s Hospital Project) 5.00% 8/1/47	200,000	234,988

(continues)	21

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Michigan Finance Authority Revenue (Beaumont Health Credit Group) 5.00% 11/1/44	1,000,000	$1,144,920
Montgomery County Higher Education & Health Authority Revenue (Thomas Jefferson University) 4.00% 9/1/49	750,000	782,625
Moon, Pennsylvania Industrial Development Authority (Baptist Homes Society Obligation) 6.125% 7/1/50	750,000	753,413
New Hope, Texas Cultural Education Facilities (Cardinal Bay Inc.) Series A1 5.00% 7/1/51	135,000	128,050
Series B 4.75% 7/1/51	160,000	133,275
New Jersey Health Care Facilities Financing Authority Revenue (St. Peters University Hospital) 6.25% 7/1/35	300,000	310,158
(Valley Health System Obligated) 4.00% 7/1/44	475,000	512,473
New York State Dormitory Authority Series A 4.00% 7/1/53	305,000	328,799
(Orange Regional Medical Center) 144A 5.00% 12/1/35 #	500,000	568,240
Orange County, Florida Health Facilities Authority Revenue (Mayflower Retirement Center) 5.00% 6/1/32	400,000	403,800
5.00% 6/1/36	250,000	252,037
5.125% 6/1/42	750,000	755,213
Oregon State Facilities Authority Revenue (Peacehealth Project) Series A 5.00% 11/15/29	500,000	568,640
Palm Beach County Health Facilities Authority, Florida (Sinai Residences Boca Raton Project) Series A 7.25% 6/1/34	20,000	21,046
Series A 7.50% 6/1/49	105,000	110,228

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Palomar Health, California 5.00% 11/1/39	130,000	$149,158
Tarrant County, Texas Cultural Education Facilities Finance (Buckner Senior Living - Ventana Project) 6.75% 11/15/47	250,000	263,820
Washington Health Care Facilities Authority Revenue (CommonSpirit Health) Series A-2 5.00% 8/1/38	250,000	273,283
Westminster, Maryland (Lutheran Village Millers Grant) Series A 6.00% 7/1/34	500,000	520,040
Wisconsin Health & Educational Facilities Authority (Covenant Communities, Inc. Project) Series B 5.00% 7/1/53	1,000,000	837,940
Yavapai County, Arizona Industrial Development Authority Revenue (Yavapai Regional Medical Center) Series A 5.00% 8/1/28	720,000	802,260

		20,339,015

Lease Revenue Bonds – 7.72%
California State Public Works Board Lease Revenue (Various Capital Projects) Series A 5.00% 4/1/37	1,000,000	1,061,910
Idaho State Building Authority Revenue (Health & Welfare Project) Series A 5.00% 9/1/24	110,000	119,544
Metropolitan Pier & Exposition Authority Illinois Revenue (McCormick Place Expansion) 4.00% 6/15/50	1,375,000	1,255,636
5.00% 6/15/50	290,000	285,917
New Jersey Economic Development Authority Series WW 5.25% 6/15/30	1,000,000	1,072,610

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
New Jersey Economic Development Authority (Transit Transportation Project) Series A 4.00% 11/1/44	500,000	$487,450
Public Finance Authority, Wisconsin Airport Facilities Revenue (AFCO Investors II Portfolio) 144A 5.75% 10/1/31 (AMT)#	500,000	508,505

		4,791,572

Local General Obligation Bonds – 2.11%
Chicago Board of Education, Illinois 5.00% 4/1/42	205,000	206,683
5.00% 4/1/46	210,000	210,409
Chicago, Illinois
Series A 5.50% 1/1/34	225,000	234,304
Series A 5.50% 1/1/49	150,000	155,859
Series C 5.00% 1/1/38	500,000	505,365

		1,312,620

Pre-Refunded/Escrowed to Maturity Bonds – 3.92%
JEA Electric System Revenue, Florida Series A 5.00% 10/1/33-23§	645,000	730,121
Louisiana Public Facilities Authority Revenue (Ochsner Clinic Foundation Project) 6.50% 5/15/37-21§	105,000	111,216
Metropolitan Transportation Authority Revenue, New York Series A 5.00% 11/15/41-21§	190,000	202,145
(Unrefunded) Series A 5.00% 11/15/41-21§	310,000	329,815
Monroe County, New York Industrial Development Revenue (Nazareth College Rochester Project) 5.50% 10/1/41-21§	495,000	527,561

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Pre-Refunded/Escrowed to Maturity Bonds (continued)
Monroe County, Pennsylvania Hospital Authority Revenue (Pocono Medical Center) Series A 5.00% 1/1/41-22§	500,000	$532,475

		2,433,333

Special Tax Revenue Bonds – 15.96%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue (City Center Project) 144A 5.375% 5/1/42 #	175,000	177,657
Guam Government Business Privilege Tax Revenue Series B-1 5.00% 1/1/42	540,000	526,754
Kansas City, Missouri Redevelopment Authority Revenue (Convention Centre Hotel Project - TIF Financing) Series B 144A 5.00% 2/1/40 #	135,000	138,241
Massachusetts Bay Transportation Authority Senior Series A 5.25% 7/1/29	200,000	264,286
Mosaic District, Virginia Community Development Authority Revenue Series A 6.875% 3/1/36	520,000	532,412
New Jersey Economic Development Authority Revenue (Cigarette Tax) 5.00% 6/15/28	200,000	210,794
5.00% 6/15/29	800,000	842,392
New York State Dormitory Authority Series A 5.00% 3/15/33	1,000,000	1,114,540
Northampton County, Pennsylvania Industrial Development Authority Revenue (Route 33 Project) 7.00% 7/1/32	205,000	219,600

(continues)	23

Schedules of investments

Delaware Investments® National Municipal Income Fund

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Port Authority of Allegheny County, Pennsylvania Special Revenue Transportation Refunding 5.75% 3/1/29	900,000	$934,911
Public Finance Authority, Wisconsin Airport Facilities Revenue (American Dream @ Meadowlands Project) 144A 7.00% 12/1/50 #	380,000	377,610
Puerto Rico Sales Tax Financing Revenue (Restructured) Series A-1 4.75% 7/1/53	3,475,000	3,280,956
Regional Transportation District, Colorado Tax Revenue (Denver Transit Partners) 6.00% 1/15/41	500,000	503,060
Sales Tax Securitization, Illinois Series A 5.00% 1/1/40	500,000	562,835
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Sales Tax - Vacation Village Project A) Series A 5.75% 9/1/32	220,000	223,150

		9,909,198

State General Obligation Bonds – 11.56%
California State 5.25% 11/1/40	320,000	326,416
(Various Purposes) 5.00% 4/1/32	270,000	369,703
5.00% 10/1/41	440,000	465,445
5.00% 11/1/47	1,000,000	1,197,030
Commonwealth of Puerto Rico Series A 8.00% 7/1/35 ‡	1,325,000	798,313
District of Columbia Series A 5.00% 6/1/37	500,000	610,525
Illinois State 5.00% 11/1/29	595,000	616,801
5.00% 5/1/36	90,000	91,001
5.00% 11/1/36	1,170,000	1,188,685
5.00% 2/1/39	160,000	161,038
Series A 5.00% 4/1/38	170,000	171,017

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
State General Obligation Bonds (continued)
Illinois State (Rebuild Illinois Program) Series B 4.00% 11/1/39	1,300,000	$1,180,790

		7,176,764

Transportation Revenue Bonds – 22.44%
Alameda Corridor, California Transportation Authority (2nd Sub Lien) Series B 5.00% 10/1/37	430,000	477,145
Atlanta, Georgia Department of Aviation Series B 5.00% 1/1/29	1,000,000	1,127,370
California Municipal Finance Authority Mobile Home Park Revenue (LINXS APM Project) Series A 5.00% 12/31/47 (AMT)	615,000	652,066
Chicago, Illinois O’Hare International Airport Revenue (General-Senior Lien) Series D 5.25% 1/1/34	1,000,000	1,074,450
Harris County, Texas Toll Road Authority Revenue (Senior Lien) Series A 4.00% 8/15/48	500,000	557,435
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) Series B 4.00% 10/1/49	510,000	518,068
New Jersey Turnpike Authority Series A 4.00% 1/1/48	1,000,000	1,103,180
Series B 5.00% 1/1/40	250,000	296,187
New Orleans, Louisiana Aviation Board Series B 5.00% 1/1/45 (AMT)	1,000,000	1,111,990
New York Liberty Development Revenue (1 World Trade Center Port Authority Construction) 5.00% 12/15/41	500,000	524,530

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York Transportation Development (La Guardia Airport) Series A 5.25% 1/1/50 (AMT)	700,000	$720,384
Pennsylvania Turnpike Commission Subordinate Series A-1 5.00% 12/1/43	500,000	558,855
Series A-1 5.00% 12/1/47	210,000	250,958
Port Authority of New York & New Jersey Special Project (JFK International Air Terminal) 6.50% 12/1/28	500,000	500,470
Salt Lake City, Utah Airport Revenue Series B 5.00% 7/1/42	625,000	717,675
South Jersey Port, New Jersey (Subordinated Marine Terminal Revenue) Series A 5.00% 1/1/49	85,000	87,931
Series B 5.00% 1/1/42 (AMT)	85,000	88,829
Series B 5.00% 1/1/48 (AMT)	195,000	201,961
St. Louis, Missouri Airport Revenue (Lambert St. Louis International) 5.00% 7/1/32 (AMT)	1,000,000	1,053,350
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue (Blueridge Transportation Group) 5.00% 12/31/40 (AMT)	110,000	117,647
5.00% 12/31/45 (AMT)	110,000	116,937
5.00% 12/31/50 (AMT)	160,000	169,421
(LBJ Infrastructure) 7.50% 6/30/33	665,000	671,098
(NTE Mobility Partners Segments 3 LLC Segment 3C Project) 5.00% 6/30/58 (AMT)	500,000	536,295
(NTE Mobility Partners) 6.75% 6/30/43 (AMT)	225,000	252,023
7.00% 12/31/38 (AMT)	165,000	186,430

	Principal Amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Virginia Small Business Financing Authority (Transform 66 P3 Project) 5.00% 12/31/56 (AMT)	235,000	$256,430

		13,929,115

Water & Sewer Revenue Bonds – 1.22%
New York City, New York Water & Sewer System Revenue (Unrefunded Balance) 5.00% 6/15/47	185,000	202,347
Philadelphia, Pennsylvania Water & Wastewater Revenue Series A 5.00% 7/1/45	500,000	552,780

		755,127

Total Municipal Bonds (cost $87,061,725)		88,383,352

Short-Term Investments – 2.25%

Variable Rate Demand Notes – 2.25%¤
Mississippi Business Finance Corporation Gulf Opportunity Zone Industrial Development Revenue (Chevron USA Project) Series D 0.65% 11/1/35	300,000	300,000
Series G 0.65% 11/1/35	700,000	700,000
Series K 0.65% 11/1/35	400,000	400,000

Total Short-Term Investments (cost $1,400,000)		1,400,000

Total Value of Securities – 144.61% (cost $88,461,725)		$89,783,352

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended.At March 31, 2020, the aggregate value of Rule 144A securities was $3,340,422, which represents 5.38% of the Fund’s net assets. See Note 7 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank

(continues)	25

Schedules of investments

Delaware Investments® National Municipal Income Fund

letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2020.
§

Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 7 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2020

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Assets:
Investments, at value[1]	$96,769,831	$235,605,960	$89,783,352
Cash	1,199,199	829,226	2,252,913
Interest income receivable	1,290,933	3,067,825	1,157,480
Offering cost for preferred shareholders	193,868	193,868	193,868
Prepaid rating agency fee	14,310	14,310	14,310

Total assets	99,468,141	239,711,189	93,401,923

Liabilities:
Liquidation value of preferred stock	30,000,000	75,000,000	30,000,000
Payable for securities purchased	100,180	—	1,250,918
Other accrued expenses	43,988	31,361	28,671
Investment management fees payable	33,994	81,745	31,748
Audit and tax fees payable	3,500	3,500	3,500
Legal fees payable to affiliates	1,354	3,147	1,254
Accounting and administration expenses payable to affiliates	638	1,058	618
Directors’/Trustees’ fees and expenses payable	509	1,184	471
Reports and statements to shareholders expenses payable to affiliates	91	216	82

Total liabilities	30,184,254	75,122,211	31,317,262

Total Net Assets Applicable to Common Shareholders	$69,283,887	$164,588,978	$62,084,661

Net Assets Applicable to Common Shareholders Consist of:
Paid-in capital ($0.001 par value)[2,3]	$66,918,121	$157,931,075	$60,209,588
Total distributable earnings (loss)	2,365,766	6,657,903	1,875,073

Total Net Assets Applicable to Common Shareholders	$69,283,887	$164,588,978	$62,084,661

Net Asset Value per Common Share	$14.32	$14.31	$13.71

[1] Investments, at cost	94,410,234	229,760,590	88,461,725
[2] Common shares outstanding	4,837,100	11,504,975	4,528,443
[3] Common shares authorized	200 million	200 million	unlimited

See accompanying notes, which are an integral part of the financial statements.

27

Statements of operations

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2020

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Investment Income:
Interest	$4,144,293	$8,673,687	$3,983,395

Expenses:
Management fees	412,791	982,054	387,623
Interest expense	763,298	1,845,446	772,655
Dividend disbursing and transfer agent fees and expenses	59,480	99,007	62,138
Accounting and administration expenses	57,292	81,283	56,228
Offering costs	57,210	62,152	62,600
Rating agency fees	51,994	54,441	34,808
Legal fees	44,998	96,050	43,827
Audit and tax fees	41,477	42,022	41,477
Reports and statements to shareholders	21,725	38,255	22,578
Stock exchange fees	4,748	10,951	4,302
Directors’/Trustees’ fees and expenses	4,189	9,736	3,833
Custodian fees	2,899	4,831	2,447
Registration fees	—	90	180
Other	17,911	31,781	24,995

	1,540,012	3,358,099	1,519,691
Less expense paid indirectly	(1,484)	(3,036)	(2,013)

Total operating expenses	1,538,528	3,355,063	1,517,678

Net Investment Income	2,605,765	5,318,624	2,465,717

Net Realized and Unrealized Gain:
Net realized gain on investments	945,232	376,557	948,488
Net change in unrealized appreciation (depreciation) of investments	(2,879,898)	(2,105,990)	(3,576,788)

Net Realized and Unrealized Loss	(1,934,666)	(1,729,433)	(2,628,300)

Net Increase (Decrease) in Net Assets Resulting from Operations	$671,099	$3,589,191	$(162,583)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware Investments® Colorado Municipal Income Fund, Inc.
	Year ended
	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,605,765	$2,823,671
Net realized gain	945,232	50,415
Net change in unrealized appreciation (depreciation)	(2,879,898)	150,252

Net increase in net assets resulting from operations	671,099	3,024,338

Dividends and Distributions to Common Shareholders from:
Distributable earnings	(3,438,465)	(3,023,188)

	(3,438,465)	(3,023,188)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(2,767,366)	1,150

Net Assets Applicable to Common Shareholders:
Beginning of year	72,051,253	72,050,103

End of year	$69,283,887	$72,051,253

	Delaware Investments Minnesota Municipal Income Fund II, Inc.
	Year ended
	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,318,624	$5,535,037
Net realized gain	376,557	61,162
Net change in unrealized appreciation (depreciation)	(2,105,990)	1,928,102

Net increase in net assets resulting from operations	3,589,191	7,524,301

Dividends and Distributions to Common Shareholders from:
Distributable earnings	(5,540,135)	(5,177,239)

	(5,540,135)	(5,177,239)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(1,950,944)	2,347,062

Net Assets Applicable to Common Shareholders:
Beginning of year	166,539,922	164,192,860

End of year	$164,588,978	$166,539,922

29

Statements of changes in net assets

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

	Delaware Investments® National Municipal Income Fund
	Year ended
	3/31/20	3/31/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,465,717	$2,687,792
Net realized gain	948,488	274,447
Net change in unrealized appreciation (depreciation)	(3,576,788)	230,113

Net increase (decrease) in net assets resulting from operations	(162,583)	3,192,352

Dividends and Distributions to Common Shareholders from:
Distributable earnings	(3,151,586)	(2,717,066)

	(3,151,586)	(2,717,066)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(3,314,169)	475,286

Net Assets Applicable to Common Shareholders:
Beginning of year	65,398,830	64,923,544

End of year	$62,084,661	$65,398,830

See accompanying notes, which are an integral part of the financial statements.

Statements of cash flows

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Year ended March 31, 2020

	Delaware Investments® Colorado Municipal Income Fund, Inc.	Delaware Investments Minnesota Municipal Income Fund II, Inc.	Delaware Investments National Municipal Income Fund
Net Cash Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$671,099	$3,589,191	$(162,583)

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments	534,508	2,241,882	474,351
Purchase of investment securities	(32,170,760)	(33,907,472)	(31,974,098)
Proceeds from disposition of investment securities	33,255,119	33,700,658	36,567,732
(Purchase) proceeds from disposition of short-term investment securities, net	600,000	300,000	(1,050,000)
Net realized gain on investments	(945,232)	(376,557)	(948,488)
Net change in net unrealized appreciation (depreciation)	2,879,898	2,105,990	3,576,788
Increase in receivable for securities sold	–	—	531,511
Decrease in interest receivable	134,079	79,509	147,560
Increase (decrease) in other accrued expenses receivable	13,940	6,940	(3,060)
Increase in offering costs for preferred shareholders	(133,356)	(118,967)	(128,151)
Increase (decrease) in payable for securities purchased	100,180	(1,668,648)	(1,505,158)
Decrease in interest payable	(2,211)	(5,527)	(2,211)
Decrease in investment management fees payable	(499)	226	(420)
Decrease in Directors’/Trustees’ fees and expenses payable	(53)	(110)	(36)
Decrease in audit fees payable	(1,223)	(1,223)	(1,223)
Increase (decrease) in other affiliates payable	(3,952)	(3,792)	(3,932)
Increase (decrease) in other accrued expenses	20,134	(5,992)	3,273

Total Adjustments	4,280,572	2,346,917	5,684,438

Net cash provided by operating activities	4,951,671	5,936,108	5,521,855

Cash Flows Used for Financing Activities:
Cash dividends and distributions paid to common shareholders and preferred shareholders	(3,438,465)	(5,540,135)	(3,151,586)
Decrease in bank overdraft	(314,541)	—	(118,768)

Net cash used for financing activities	(3,753,006)	(5,540,135)	(3,270,354)

Net increase in cash	1,198,665	395,973	2,251,501
Cash at beginning of year	—	435,975	—

Cash at end of year	$1,198,665	$831,948	$2,251,501

Cash paid for interest expense for leverage	$765,509	$1,850,973	$774,866

See accompanying notes, which are an integral part of the financial statements.

31

Financial highlights

Delaware Investments® Colorado Municipal Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$14.90	$14.90	$14.93	$15.66	$15.55
Income (loss) from investment operations:
Net investment income[1]	0.54	0.58	0.63	0.67	0.71
Net realized and unrealized gain (loss)	(0.40)	0.04	0.03	(0.68)	0.12

Total from investment operations	0.14	0.62	0.66	(0.01)	0.83

Less dividends and distributions to common shareholders from:
Net investment income	(0.57)	(0.62)	(0.69)	(0.72)	(0.72)
Net realized gain	(0.15)	—	—	—	—

Total dividends and distributions	(0.72)	(0.62)	(0.69)	(0.72)	(0.72)

Net asset value, end of period	$14.32	$14.90	$14.90	$14.93	$15.66

Market value, end of period	$13.27	$14.17	$14.39	$14.70	$15.07

Total investment return based on:[2]
Market value	(1.99% )	2.90%	2.44%	2.24%	10.38%
Net asset value	0.58%	4.50%	4.44%	(0.07% )	5.85%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$69,284	$72,051	$72,050	$72,240	$75,771
Ratio of expenses to average net assets applicable to common shareholders[3]	2.10%	2.14%	1.82%	1.60%	1.52%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.56%	3.98%	4.14%	4.32%	4.59%
Portfolio turnover	31%	7%	11%	12%	13%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$330,946	$340,171	$340,167	$340,799	$352,571
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.157, $0.168, $0.135, $0.110, and $0.079 per share for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 1.06%, 1.00%, 0.93%, 0.90%, and 1.01%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 4.60%, 5.12%, 5.03%, 5.03%, and 5.11%, respectively.

[5]

In November 2011, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares). The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Minnesota Municipal Income Fund II, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$14.48	$14.27	$14.41	$15.05	$14.97
Income (loss) from investment operations:
Net investment income[1]	0.46	0.48	0.51	0.55	0.63
Net realized and unrealized gain (loss)	(0.15)	0.18	(0.12)	(0.59)	0.08

Total from investment operations	0.31	0.66	0.39	(0.04)	0.71

Less dividends and distributions to common shareholders from:
Net investment income	(0.45)	(0.45)	(0.53)	(0.60)	(0.63)
Net realized gain	(0.03)	—	—	—	—

Total dividends and distributions	(0.48)	(0.45)	(0.53)	(0.60)	(0.63)

Net asset value, end of period	$14.31	$14.48	$14.27	$14.41	$15.05

Market value, end of period	$12.37	$12.63	$12.63	$14.56	$14.70

Total investment return based on:[2]
Market value	1.53%	3.73%	(9.94% )	3.16%	11.17%
Net asset value	2.45%	5.26%	2.82%	(0.27% )	5.30%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$164,589	$166,540	$164,193	$165,754	$173,119
Ratio of expenses to average net assets applicable to common shareholders[3]	1.97%	2.10%	1.78%	1.59%	1.46%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.12%	3.40%	3.48%	3.69%	4.24%
Portfolio turnover	14%	13%	22%	9%	16%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$75,000	$75,000	$75,000	$75,000	$75,000
Net asset coverage per share of preferred shares, end of period[5]	$319,452	$322,053	$318,924	$321,006	$330,825
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.160, $0.176, $0.142, $0.115, and $0.083 per share for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 0.89%, 0.85%, 0.81%, 0.82%, and 0.90%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 4.20%, 4.65%, 4.45%, 4.46%, and 4.80%, respectively.

[5]

In November 2011, the Fund issued a series of 750 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2016 Shares).The Series 2016 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2016 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

(continues)	33

Financial highlights

Delaware Investments® National Municipal Income Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/20	3/31/19	3/31/18	3/31/17	3/31/16
Net asset value, beginning of period	$14.44	$14.34	$14.31	$15.02	$14.97
Income (loss) from investment operations:
Net investment income[1]	0.54	0.59	0.64	0.66	0.70
Net realized and unrealized gain (loss)	(0.57)	0.11	(0.01)	(0.69)	0.11

Total from investment operations	(0.03)	0.70	0.63	(0.03)	0.81

Less dividends and distributions to common shareholders from:
Net investment income	(0.55)	(0.60)	(0.60)	(0.68)	(0.76)
Net realized gain	(0.15)	—	—	—	—

Total dividends and distributions	(0.70)	(0.60)	(0.60)	(0.68)	(0.76)

Net asset value, end of period	$13.71	$14.44	$14.34	$14.31	$15.02

Market value, end of period	$12.24	$12.69	$12.62	$12.94	$13.80

Total investment return based on:[2]
Market value	1.35%	5.56%	2.04%	(1.50% )	11.32%
Net asset value	(0.24% )	5.71%	4.84%	0.01%	6.35%
Ratios and supplemental data:
Net assets applicable to common shares, end of period (000 omitted)	$62,085	$65,399	$64,924	$64,792	$68,008
Ratio of expenses to average net assets applicable to common shareholders[3]	2.27%	2.31%	1.97%	1.73%	1.70%
Ratio of net investment income to average net assets applicable to common shareholders[4]	3.69%	4.19%	4.36%	4.45%	4.72%
Portfolio turnover	33%	16%	50%	13%	25%
Leverage analysis:
Value of preferred shares outstanding (000 omitted)[5]	$30,000	$30,000	$30,000	$30,000	$30,000
Net asset coverage per share of preferred shares, end of period[5]	$306,949	$317,996	$316,412	$315,898	$326,693
Liquidation value per share of preferred shares[5]	$100,000	$100,000	$100,000	$100,000	$100,000

[1]

Net investment income is reduced by dividends paid to preferred shareholders from net investment income of $0.171, $0.179, $0.144, $0.117, and $0.084 per share for the years ended March 31, 2020, 2019, 2018, 2017, and 2016, respectively.

[2]

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

[3]

The ratio of expenses to average net assets applicable to common shareholders excluding interest expense for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 1.11%, 1.05%, 0.98%, 0.94%, and 1.13%, respectively.

[4]

The ratio of net investment income excluding interest expense to average net assets for the years ended March 31, 2020, 2019, 2018, 2017, and 2016 were 4.84%, 5.45%, 5.35%, 5.24%, and 5.29%, respectively.

[5]

In March 2012, the Fund issued a series of 300 variable rate preferred shares, with a liquidation preference of $100,000 per share (Series 2017 Shares). The Series 2017 Shares were redeemed on Feb. 2, 2016 and replaced with Series 2021 Shares, which were the same amount and value as the Fund’s Series 2017 Shares. On April 25, 2019, the Fund redeemed the Series 2021 Shares, and replaced them with Series 2049 Muni-MultiMode Preferred Shares (Series 2049), which have the same amount and value as the Series 2021 Shares.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

March 31, 2020

Delaware Investments® Colorado Municipal Income Fund, Inc. (Colorado Municipal Fund) and Delaware Investments Minnesota Municipal Income Fund II, Inc. (Minnesota Municipal Fund II) are organized as Minnesota corporations and Delaware Investments National Municipal Income Fund (National Municipal Fund) is organized as a Massachusetts business trust (each referred to as a Fund and collectively as the Funds). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund are considered diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds’ shares trade on the NYSE American, the successor to the American Stock Exchange, formerly known as NYSE Market.

The investment objective of Colorado Municipal Fund is to provide current income exempt from federal income tax and from Colorado state income tax, if any, consistent with the preservation of capital. The investment objective of Minnesota Municipal Fund II is to provide current income exempt from federal income tax and from Minnesota state personal income tax, if any, consistent with the preservation of capital. The investment objective of National Municipal Fund is to provide current income exempt from federal income tax, consistent with the preservation of capital. Each of Colorado Municipal Fund and Minnesota Municipal Fund II seeks to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state at the time of investment. National Municipal Fund seeks to achieve its investment objective by investing at least 80% of its net assets in securities the income from which is exempt from federal income tax.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Directors/Trustees (each a Board, or collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Boards.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2020 and for all open tax years (years ended March 31, 2017–March 31, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2020, the Funds did not incur any interest or tax penalties.

Cash and Cash Equivalents — Cash and cash equivalents include deposits held at financial institutions, which are available for each Fund’s use with no restrictions, with original maturities of 90 days or less.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the

(continues)	35

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

1. Significant Accounting Policies (continued)

specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2020, each Fund earned the following amounts under this arrangement:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$1,484	$3,036	$2,013

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated based on each Fund’s adjusted average daily net assets.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative net asset value (NAV) basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2020, the Funds were charged for these services as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$7,690	$12,766	$7,465

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2020, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$25,491	$48,253	$24,124

Directors’/Trustees’ fees include expenses accrued by each Fund for each Director’s/Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors/Trustees of the Funds. These officers and Directors/Trustees are paid no compensation by the Funds.

Cross trades for the year ended March 31, 2020, were executed by the Funds pursuant to procedures adopted by the Boards designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Boards review such transactions for compliance with the procedures adopted by the Boards.

36

Pursuant to these procedures, for the year ended March 31, 2020, the Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in realized gains or losses as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Purchases	$2,240,122	$4,342,764	$824,184
Sales	1,946,820	6,644,588	2,519,370
Net realized gain (loss)	(220,526)	(223,857)	8,208

3. Investments

For the year ended March 31, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund

Purchases	$32,170,761	$33,907,472	$31,974,099
Sales	33,255,120	33,700,658	36,567,733

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2020, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Cost of investments	$94,547,962	$229,747,391	$88,477,892

Aggregate unrealized appreciation of investments	$3,977,255	$8,661,289	$3,495,424
Aggregate unrealized depreciation of investments	(1,755,386)	(2,802,720)	(2,189,964)

Net unrealized appreciation of investments	$2,221,869	$5,858,569	$1,305,460

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

(continues)	37

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2020:

Colorado Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$96,669,831
Short-Term Investments	100,000
Total Value of Securities	$96,769,831

Minnesota Municipal Fund II
Securities	Level 2
Assets:
Municipal Bonds	$235,405,960
Short-Term Investments	200,000
Total Value of Securities	$235,605,960

National Municipal Fund
Securities	Level 2
Assets:
Municipal Bonds	$88,383,352
Short-Term Investments	1,400,000
Total Value of Securities	$89,783,352

During the year ended March 31, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments. The Funds’ policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

38

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2020 and 2019 was as follows:

Year ended March 31, 2020

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$ —	$ 1,639	$ 216,206
Tax-exempt income	3,511,439	7,042,947	3,273,266
Long-term capital gains	690,324	340,995	434,769

Total*	$4,201,763	$7,385,581	$3,924,241

Year ended March 31, 2019

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Ordinary income	$—	$713	$12,101
Tax-exempt income	3,835,350	7,206,931	3,517,127

Total*	$3,835,350	$7,207,644	$3,529,228

*Distributions to preferred shareholders in this table are part of interest expense and therefore not shown as distributions on the statements of changes in net assets.

5. Components of Net Assets on a Tax Basis

As of March 31, 2020, the components of net assets on a tax basis were as follows:

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Shares of beneficial interest	$66,918,121	$157,931,075	$60,209,588
Undistributed tax-exempt income	—	799,334	243,566
Undistributed long-term capital gains	346,810	—	326,047
Qualified late year loss deferrals	(202,913)	—	—
Unrealized appreciation on investments	2,221,869	5,858,569	1,305,460

Net assets	$69,283,887	$164,588,978	$62,084,661

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments and tax deferral of wash sales.

Qualified late year losses represent ordinary losses realized from Jan. 1, 2020 through March 31, 2020 and capital losses realized from Nov. 1, 2019 through March 31, 2020, that in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2020, the Funds utilized capital loss carryforwards as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
$263,843	$42,238	$—

(continues)	39

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

6. Capital Stock

Pursuant to their articles of incorporation, Colorado Municipal Fund and Minnesota Municipal Fund II each have 200 million shares of $0.01 par value common shares authorized. National Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. Shares issuable under each Fund’s dividend reinvestment plan are purchased by each Fund’s transfer agent, Computershare, Inc., in the open market. During the years ended March 31, 2020 and 2019, the Funds did not issue any shares under their dividend reinvestment plan.

On April 25, 2019, Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund (each, a “Fund” and collectively, the “Funds”) priced private offerings to a qualified institutional buyer, as defined pursuant to Rule 144A under the Securities Act of 1933, of approximately $135 million of Muni-MultiMode Preferred Shares, Series 2049 (MMP). Colorado Municipal Fund, Minnesota Municipal Fund II, and National Municipal Fund issued $30,000,000, $75,000,000 and $30,000,000, respectively, of MMP Shares with a $100,000 liquidation value per share. Each Fund used the net proceeds from each offering to redeem its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2021 (VMTP). The MMP shares were the same amount and value as the respective Fund’s VMTP shares.

The MMP shares are a floating rate form of preferred stock with a mandatory term redemption. The mandatory term redemption date for these three offerings is April 1, 2049. MMP shares have the option at either the request of the purchaser or issuer to be converted to a variable rate demand preferred (“VRDP”) structure. The converted VRDP shares could then be offered for sale to certain institutional investors. The VRDP could continue to remain outstanding for the remainder of the MMP shares’ 30-year term. MMP dividends are set weekly at a spread to the Securities Industry and Financial Markets Association Municipal Swap Index. MMP shares represent the preferred stock of each Fund and are senior, with priority in all respects, to each Fund’s common shares as to payments of dividends. MMP shares are redeemable at par. A Fund may be obligated to redeem certain of the MMP shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. Dividends on MMP shares are set weekly, and are based on a short-term index rate plus an additional spread that is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the MMP shares by Fitch Ratings (“Fitch”).

The weighted average dividend rates for the year ended March 31, 2020 were as follows:

Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
2.54%	2.46%	2.58%

The Funds use leverage because their portfolio managers believe that, over time, leveraging may provide opportunities for additional income and total return for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage; accordingly, the use of structural leverage may hurt a Fund’s overall performance.

Leverage may also cause the Funds to incur certain costs. In the event that a Fund is unable to meet certain criteria (including, but not limited to, maintaining certain ratings with Fitch, funding dividend payments, or funding redemptions), that Fund will pay additional fees with respect to the leverage.

For financial reporting purposes, the MMP shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the MMP shares is recorded as a liability in the statements of assets and liabilities. Dividends accrued and paid on the MMP shares are included as a component of interest expense in the statements of operations. The MMP shares are treated as equity for legal and tax purposes. Dividends paid to holders of the MMP shares are generally classified as tax-exempt income for tax-reporting purposes.

Offering costs for MMP shares are recorded as a deferred charge and amortized over the 5-year life of the MMP shares. These are presented as “Offering cost for preferred shareholders” on the “Statements of assets and liabilities” and “Offering costs” on the “Statements of operations.”

7. Geographic, Credit, and Market Risk

The Funds concentrate their investments in securities issued by municipalities. Because each of Colorado Municipal Fund and Minnesota Municipal Fund II invests substantially all of its net assets in municipal obligations of its respective state at the time of investment, events in that state may have a significant impact on the performance and investments of Colorado Municipal Fund and Minnesota Municipal Fund II.

40

These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, changes in the credit ratings assigned to the state’s municipal issuers, the effects of natural or human-made disasters, or other economic, legislative, or political or social issues. Any downgrade to the credit rating of the securities issued by the US government may result in a downgrade of securities issued by the states or US territories. National Municipal Fund will be subject to these risks as well but to a lesser extent because it invests at least 80% of its net assets in securities, the income from which is exempt from federal income tax and is not limited to investing substantially all of its assets in municipal obligations of a single state. From time to time and consistent with its investment policies, National Municipal Fund may invest a considerable portion of its assets in certain municipalities. As of March 31, 2020, National Municipal Fund has invested 19.14%, 15.96%, 14.99%, 14.42%, and 9.23% (each as a percentage of net assets) in securities issued by the State of California, the Commonwealth of Pennsylvania, the State of New York, State of Illinois, and the State of Texas, respectively. These investments could make National Municipal Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Each Fund may invest a percentage of assets in obligations of governments of US territories, commonwealths, and possessions such as Puerto Rico, the US Virgin Islands, or Guam. To the extent a Fund invests in such obligations, that Fund may be adversely affected by local political and economic conditions and developments within these US territories, commonwealths, and possessions.

In particular, there recently has been speculation that due to a weak economic outlook, high government debt levels, and credit rating downgrades by S&P and Moody’s, Puerto Rican debt obligations may be subject to a greater risk of default. In striving to manage geographic concentration risk for a Fund, DMC carefully monitors the economies of each state, region, and US territory and possession in which the Fund invests or may invest. In general, DMC believes these economies are broad enough to satisfy a Fund’s investment needs. However, there is no way to eliminate this risk when investing with a concentration in certain geographic areas.

From time to time, a fund may invest in industrial development bonds (IDBs) or pollution control revenue (PCR) bonds that are issued by a conduit authority on behalf of a corporation that is either foreign owned or has international affiliates or operations. While the bonds may be issued to finance a facility located in the United States, the bonds may be secured by a payment obligation or guaranty of the corporation. To the extent the Fund invests in such securities, that Fund may be exposed to risks associated with international investments. The risk of international investments not ordinarily associated with US investments includes fluctuation in currency values, differences in accounting principles, and/or economic or political instability in other nations.

Many municipalities insure repayment for their obligations. Although bond insurance may reduce the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At March 31, 2020, the percentages of each Fund’s net assets insured by insurers are listed below and these securities have been identified on the “Schedules of investments.”

	Colorado Municipal Fund	Minnesota Municipal Fund II	National Municipal Fund
Assured Guaranty Corporation	4.22%	—	—
Assured Guaranty Municipal Corporation	7.51%	0.31%	1.78%
Build America Mutual Assurance Company	1.73%	—	—
Total	13.46%	0.31%	1.78%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s (S&P) and/or Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Funds may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the

(continues)	41

Notes to financial statements

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

7. Geographic, Credit, and Market Risk (continued)

issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high-grade interest-bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are escrowed to maturity when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

To the extent that the Funds invest in securities with longer duration, they may be more sensitive to fluctuation of interest rates.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities held by each Fund have been identified on the “Schedules of investments.”

8. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

9. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. Management has implemented ASU 2017-08 and determined that the impact of this guidance to the Fund’s net assets at the end of the period is not material.

In August 2018, the FASB issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

42

In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

10. Subsequent Events

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2020, that would require recognition or disclosure in the Funds’ financial statements.

(continues)	43

Report of independent

registered public accounting firm

To the Board of Trustees/Directors and Shareholders of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Investments® Colorado Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments National Municipal Income Fund (hereafter collectively referred to as the “Funds”) as of March 31, 2020, the related statements of operations and cash flows for the year ended March 31, 2020, the statements of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2020, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 26, 2020

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information

(Unaudited)

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds

Tax Information (Unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended March 31, 2020, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	(C) Long-Term Capital Gain Distributions (Tax Basis)	Total Distributions (Tax Basis)
Colorado Municipal Fund	—	83.57%	16.43%	100.00%
Minnesota Municipal Fund II	0.02%	95.36%	4.62%	100.00%
National Municipal Fund	5.51%	83.41%	11.08%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Fund management

Gregory A. Gizzi

Managing Director, Head of Municipal Bonds, Senior Portfolio Manager

Gregory A. Gizzi is head of municipal bonds for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. In this role, he is responsible for the overall operation of the strategy and is team lead on several of the tax-exempt strategies. Additionally, Gizzi continues to be responsible for MFI’s taxable municipal business and the marketing efforts for the municipal product. Previously, Gizzi was co-portfolio manager of the firm’s municipal bond funds and several client accounts, a role he held since November 2011. Before joining Macquarie Investment Management in January 2008 as head of municipal bond trading, he spent six years as a vice president at Lehman Brothers for the firm’s tax-exempt institutional sales effort. Prior to that, he spent two years trading corporate bonds for UBS before joining Lehman Brothers in a sales capacity. Gizzi has more than 20 years of trading experience in the municipal securities industry, beginning at Kidder Peabody in 1984, where he started as a municipal bond trader and worked his way up to institutional block trading desk manager. He later worked in the same capacity at Dillon Read. Gizzi earned his bachelor’s degree in economics from Harvard University.

Stephen J. Czepiel

Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager

Stephen J. Czepiel leads the portfolio management of the firm’s municipal bonds strategies for Macquarie Investment Management Fixed Income (MFI) in the Americas, a role he assumed in February 2019. He is a co-portfolio manager of the firm’s municipal bond funds and client accounts, a role he has held since August 2007. He joined Macquarie Investment Management in July 2004 as a senior bond trader. Previously, he was vice president at both Mesirow Financial and Loop Capital Markets. He began his career in the securities industry in 1982 as a municipal bond trader at Kidder Peabody and now has more than 20 years of experience in the municipal securities industry. Czepiel earned his bachelor’s degree in finance and economics from Duquesne University.

(continues)	45

Other Fund information

(Unaudited)

Delaware Funds® by Macquarie Closed-End Municipal Bond Funds .

Jake van Roden

Senior Vice President, Head of Municipal Trading, Portfolio Manager

Jake van Roden is head of municipal trading for Macquarie Investment Management Fixed Income (MFI) in the Americas. He is also a portfolio manager for MFI’s nine open-end state-specific municipal bond funds, as well as for several municipal bond client accounts, a role he assumed in December 2017. In February 2019, his portfolio management role expanded to include MFI’s closed-end municipal bond funds and the three national municipal open-end funds. He joined the municipal department in July 2004 as a generalist and became head of municipal trading in December 2012. Before that, van Roden interned at Macquarie Investment Management in the client services department. He received a bachelor’s degree in American studies with a minor in government from Franklin & Marshall College.

Denise A. Franchetti, CFA

Senior Vice President, Co-Head of Municipal Credit Research, Portfolio Manager

Denise A. Franchetti is co-head of the company’s municipal research operations within Macquarie Investment Management Fixed Income (MFI) in the Americas, a role she assumed in January 2018. Previously, she was a senior municipal analyst for the municipal bond department, responsible for following the airport, education, hotel, cogeneration, and cargo sectors. In 2003, she was also named as portfolio manager on the tax-exempt closed-end funds in addition to her research duties. Prior to joining Macquarie Investment Management in 1997 as a municipal bond analyst, she was a fixed income trader at Provident Mutual Life Insurance and an investment analyst at General Accident Insurance. Franchetti received her bachelor’s degree and an MBA from La Salle University. She is a member of the CFA Institute, the Financial Analysts of Philadelphia, and the National Federation of Municipal Analysts.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	95	None
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

(continues)	47

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	95

Director; Compensation

Committee

and Governance

Committee Member —

Community Health

Systems

(May 2004–Present)

Director —

Drexel Morgan & Co.

(2015–2019)

Director and Audit

Committee Member —

vTv Therapeutics LLC

(2017–Present)

Director and Audit

Committee Member —

FS Credit Real Estate

Income Trust, Inc.

(2018–Present)

Director — Federal

Reserve Bank of

Philadelphia (January

2020–Present)

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	95

Trust Manager and

Audit Committee

Chair — Camden

Property Trust

(August 2011–Present)

Director; Strategic

Planning and Reserves

Committee and

Nominating and

Governance Committee

Member — Callon

Petroleum Company

(December 2019–Present)

Director; Audit Committee

Member — Carrizo Oil &

Gas, Inc.

(March 2018–December 2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95

Director — HSBC North America Holdings Inc. (December 2013–Present)

Director —
HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC Finance Corporation (December 2013–April 2018)

Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

Director; Investments Committee, Capital and Finance Committee, and Audit Committee
Member — Grange

Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund

(December 2017–Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

(continues)	49

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager.
[3]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

About the organization

This annual report is for the information of Delaware Funds® by Macquarie Closed-End Municipal Bond Funds shareholders.

Board of directors/trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy†

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive Officer Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice President

State Street Corporation

Boston, MA

John A. Fry†

President Drexel University

Philadelphia, PA

Lucinda S. Landreth

Former Chief Investment Officer

Assurant, Inc.

New York, NY

Frances A. Sevilla-Sacasa

Former Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford†

Former Vice Chairman

PNC Financial Services Group Pittsburgh, PA

†Audit committee member

Christianna Wood†

Chief Executive Officer and President

Gore Creek Capital, Ltd.

Golden, CO

Janet L. Yeomans

Former Vice President and Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Delaware Funds by Macquarie

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Funds by Macquarie

Philadelphia, PA

Richard Salus

Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT) Philadelphia, PA

Principal office of the Funds

2005 Market Street

Philadelphia, PA 19103-7057

Independent registered public accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

For securities dealers and financial institutions representatives

800 362-7500

Website

delawarefunds.com/closed-end

Number of recordholders as of

March 31, 2020

Colorado Municipal Fund           50

Minnesota Municipal Fund II    268

National Municipal Fund             56

Your reinvestment options

Each of the Funds offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor. If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 866 437-0252; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-PORT are available without charge on the Funds’ website at delawarefunds.com/closed-end. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $39,200 for the fiscal year ended March 31, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $38,430 for the fiscal year ended March 31, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $3,500 for the fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,728 for the fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $4,687,000 and $11,748,000 for the registrant’s fiscal years ended March 31, 2020 and March 31, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawarefunds.com/proxy; and (ii) on the Securities and Exchange Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of March 31, 2020, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Gregory A. Gizzi
Registered Investment	23	$6.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	38	$3.8 billion	0	$0
Stephen J. Czepiel
Registered Investment	23	$6.5 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	23	$3.3 billion	0	$0
Denise A. Franchetti
Registered Investment	3	$430.9 million	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0
Jake van Roden
Registered Investment	21	$5.8 billion	0	$0
Companies
Other Pooled	0	$0	0	$0
Investment Vehicles
Other Accounts	0	$0	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Securities

As of March 31, 2020, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® NATIONAL MUNICIPAL INCOME FUND

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 4, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 4, 2020